Exhibit 14


(English Translation Summary)

                          Ministry of Economic Affairs
                 Export Processing Zones Administration (EPZA)
                         Nantze Export Processing Zone

                             Land Lease Agreements

I. See Annex I for a description of lease details.

II. General Provisions:

     The land in the Kaohsiung Nantze Export Processing Zone is leased from the Ministry of Economic Affairs, Export Processing Zones Administration.

     The term under all lease agreements between EPZA and ASE Inc., ASE Test, Inc. and ASE Material is 10 years. The usage of leased land is limited to office, factory, warehouse, and operational space. No sublease or lending of the land is allowed. The usage, rental payment schedule, default penalty, public construction fee, deposit, minimum dimension and other construction requirements are stipulated by the regulations of the Ministry of Economic Affairs. The EPZA may adjust the rental when the government reevaluates the land price.

     The lease agreements are renewable by 3 months prior written application with the EPZA. After the termination of the lease agreement, ASE Inc. should return the buildings on the land and the buildings will be sold to any other enterprises as approved by the EPZA within 6 months.

     The regulation of Ministry of Economics Affairs in connection with the lease in the Nantze Export Processing Zone may change from time to time. There can be no assurance that current regulations will continue in effect or that future changes will not have an adverse effect upon the availability of the lease above.


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
                                                                                                                     Annex I


The following land lease agreements are entered into between ASE Inc. and the EPZA.

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                                                                                               Public
                                                                       Unit Price   Rental     Facility
  Land Lease                                               Total Area  (NT$/m(2)/  (NT$/per  Construction      Lease        Date
  Agreement                      Property                    (m(2))    per month)   month)      Fee           Period     of Lease
------------------------------------------------------------------------------------------------------------------------------------
(83) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      3,238         11.50     37,237       0          1994.8.1~    1994.7.29
No. 38           Section, Sub-Section II, District 3,                                                       2004.7.31
                 Lot Nos. 625, 626, 627 and 629
                 (Property No. CL088)
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(84) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      1,710         11.50     19,665       0          1995.7.1~    1995.6.27
No. 24           Section, Sub-Section II, District 4,                                                       2005.6.30
                 Lot No. 600 (Property No. AL039)
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(84) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      2,534         11.50     29,141       0          1996.1.1~    1995.12.4
No. 37           Section, Sub-Section II, District 3,                                                       2005.10.31
                 Lot No. 667 (Property No. CL008)
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


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Public
                                                                       Unit Price   Rental     Facility
  Land Lease                                               Total Area  (NT$/m(2)/  (NT$/per  Construction      Lease        Date
  Agreement                      Property                    (m(2))    per month)   month)      Fee           Period     of Lease
------------------------------------------------------------------------------------------------------------------------------------
(86) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      6,946         11.50     79,879       0          1997.8.1~
 No. 35          Section, Sub-Section II, District 3,                                                       2007.7.31
                 Lot Nos. 634 and 635 (Property No.
                 CL009)
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(86) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      2,655         11.50     30,532       0          1997.10.1~   1997.9.30
No. 45           Section, Sub-Section II District 3,                                                        2007.9.30
                 Lot Nos. 625, 626, 627 and 629
                 (Property No. CL071)
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(86) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      1,362         11.50     15,663       0          1997.10.1~   1997.9.30
No. 44           Section, Sub-Section II, District 4,                                                       2007.9.30
                 Lot No. 607 (Property No. AL112)
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(87) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      2,842         11.50     32,683       0          1998.4.1~    1998.3.31
No. 110          Section, Sub-Section II, Lot No. 722                                                       2008.3.31
                 (Property No. CL041)
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(88) Nan-Er-     Nantze Export Processing Zone, Hoping      13,011        11.50     149,626      36,300     1999.9.1~    1999.8.30
Jian-Tse         Section, Sub-Section II, District 5,                                                       2009.8.31
No. 18           Lot No. 117 (Property No. CL098)
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


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Public
                                                                       Unit Price   Rental     Facility
  Land Lease                                               Total Area  (NT$/m(2)/  (NT$/per  Construction      Lease        Date
  Agreement                      Property                    (m(2))    per month)   month)      Fee           Period     of Lease
------------------------------------------------------------------------------------------------------------------------------------
(88) Nan-Er-     Nantze Export Processing Zone, Hoping      11,348        11.50     130,502      0          1999.10.1~   1999.10.5
Jian-Tse         Section, Sub-Section II, District 1,                                                       2009.9.30
No. 19           Lot Nos. 713 and 717 (Property No.
                 CL051)
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(89) Nan-Er-     Nantze Export Processing Zone, Hoping      2,307         11.50     26,530       0          2000.07.01~  2000.06.26
Jian-Tse         Section, Sub-Section II, Lot No. 626                                                       2010.06.30
No. 15           (Property No. CL046)
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(89) Nan-Er-     Nantze Export Processing Zone, Hoping      765           11.50     8,797        0          2000.7.1~    2000.7.10
Jian-Tse         Section, Sub-Section II, Lot No. 627                                                       2010.6.30
No. 019          (Property No. CL053)
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(89) Nan-Shu-Tzu Nantze Export Processing Zone, Hoping                                                      2000.10.01~  2000.09.30
No. 002          Section, Sub-Section II,                                                                   2010.09.30
                 Lot No. 442                                1,339         33.30     44,588       0
                 Lot No. 443                                176           33.30     5,860
                 Lot No. 444                                1,976         34.80     68,764
                 Lot No. 557-1                              1             48.70     48
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


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


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                                                                                               Public
                                                                       Unit Price   Rental     Facility
  Land Lease                                               Total Area  (NT$/m(2)/  (NT$/per  Construction      Lease        Date
  Agreement                      Property                    (m(2))    per month)   month)      Fee           Period     of Lease
------------------------------------------------------------------------------------------------------------------------------------
(90) Nan-Er-     Nantze Export Processing Zone, Hoping      1,093         11.50     12,570       0          2000.03.16~  2001.03.16
Jian-Tse         Section, Sub-Section II, Lot No. 723                                                       2011.03.15
No. 006          (Property No. CL104)
                 Nantze Export Processing Zone, Hoping
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(91) Nan-Er-     Section, Sub-Section II, Lot. No. 727      9,066         11.50     104,259      25,294     2002.1.1 ~   2002.1.1
Jian-Tse         (Property No. CL098)                                                                       2012.12.31
No.004
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(93) Nan-Er-     Nantze Export Processing Zone, Hoping      9,240         11.50     106,260      0          2004.2.1 ~   2004.2.1
Jian-Tse         Section, Sub-Section II, Lot. No. 685                                                      2013.2.31
No. 003          (Property No. CL074)
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(93) Nan-Er-     Nantze Export Processing Zone, Hoping      10,280        11.50     118,220      0          2004.4.6 ~   2004.4.5
Jian-Tse         Section, Sub-Section II, Lot. Nos. 630,                                                    2014.4.5
No. 010          631, 632, and 633 (Property No. CL060)
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(93) Nan-Er-     Nantze Export Processing Zone, Hoping      4,710         11.50     54,165       1.682      2004.6.1 ~   2004.6.1
Jian-Tse         Section, Sub-Section II, Lot. Nos. 671                                                     2014.5.31
No. 015          and 673 (Property No. CL106)
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


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


The following land lease agreements are entered into between ASE Test, Inc. and the EPZA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Public
                                                                       Unit Price   Rental     Facility
  Land Lease                                               Total Area  (NT$/m(2)/  (NT$/per  Construction      Lease        Date
  Agreement                      Property                    (m(2))    per month)   month)      Fee           Period     of Lease
------------------------------------------------------------------------------------------------------------------------------------
(85) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      4,751         11.50     54,636       0          1996.3.1 ~   1996.3.14
No. 005          Section, Sub-Section II, District 5,                                                       2006. 2.28
                 Lot. No. 720 (Property No. CL092)
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(86) Nan-Di-Tse  Nantze Export Processing Zone, Hoping      4,030         11.50     46,345       0          1997.1.1 ~   1997.1.3
 No. 005         Section, Sub-Section II, District 5,                                                       2006.12.31
                 Lot. No. 720 (Property No. CL026)
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(91) Nan-Er-     Nantze Export Processing Zone, Hoping      3,945         11.50     45,368       11,006     2002.1.1 ~   2002.1.1
Jian-Tse         Section, Sub-Section II, Lot. No. 727                                                      2012.12.31
No. 005          (Property No. CL105)
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(93) Nan-Er-     Nantze Export Processing Zone, Hoping      12,837        11.50     147,626      0          2004.4.1 ~   2004.4.1
Jian-Tse         Section, Sub-Section II, Lot. No. 726                                                      2014.3.31
No. 011          (Property No. CL061)
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(89) Nan-Er-     Nantze Export Processing Zone, Hoping      4,391         11.50     50,496       0          2000.4.16 ~  2000.4.17
Jian-Tse         Section, Sub-Section II, District 5,                                                       2010.4.15
No. 012          Lot. No. 721 (Property No. CL050)
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(89) Nan-Er-     Nantze Export Processing Zone, Hoping      2,842         11.50     32,683       0          2000.5.1 ~   2000.5.1
Jian-Tse         Section, Sub-Section II, District 5,                                                       2010.4.30
No. 013          Lot. No. 722 (Property No. CL041)
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


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


The following land lease agreements are entered into between ASE Material Inc. and the EPZA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Public
                                                                       Unit Price   Rental     Facility
  Land Lease                                               Total Area  (NT$/m(2)/  (NT$/per  Construction      Lease        Date
  Agreement                      Property                    (m(2))    per month)   month)      Fee           Period     of Lease
------------------------------------------------------------------------------------------------------------------------------------
(89) Nan-Er-     Nantze Export Processing Zone, Hoping      1,588         11.50     18,262       0          2000.10.1 ~  2000.10.1.
Jian-Tse         Section, Sub-Section II, Lot. No. 600                                                      2010.9.30
No. 039          (Property No. AL069)
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(89) Nan-Er-     Nantze Export Processing Zone, Hoping      1,467         11.50     16,870       0          2000.10.1 ~  2000.10.1.
Jian-Tse         Section, Sub-Section II, Lot. No. 600                                                      2010.9.30
No. 038          (Property No. AL096)
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(88) Nan-Er-     Nantze Export Processing Zone, Hoping      11,348        11.50     130,502      0          1999.10.1 ~  1999.10.5.
Jian-Tse         Section, Sub-Section II, District 1,                                                       2009.9.30
No. 019          Lot. Nos 713 and 717 (Property No.
                 CL051)
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


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